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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors

The Board of Directors
Diametrics Medical, Inc.:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 1996, appearing in your Annual Report on Form 10-K for the fiscal year ended December 31, 1995.



                                                       /s/ KMPG Peat Marwick LLP

Minneapolis, Minnesota
March 26, 1997